2012 Credit Suisse Chemical and
Ag Science Conference
September 11, 2012

Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect
Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K
(including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this presentation or otherwise except as required by securities or other applicable law.
Regulation G: Adjusted and Pro Forma
Results
The information presented herein regarding certain unaudited adjusted and pro forma results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Management has included this non-GAAP and pro forma information to assist in understanding the operating performance of the company and its reporting segments. The non-GAAP and pro forma information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Commercial Units	Ashland Specialty Ingredients	Ashland Water Technologies	Ashland Performance Materials	Ashland Consumer Markets
Leading Products & Services	#1 cellulose ethers, global leader in vinyl pyrrolidones	#1 specialty papermaking chemicals	#1 unsaturated polyester resins and vinyl ester resins	#2 U.S. franchised quick-lube chain, Passenger-car motor oil
Sales1	$2.8 billion	$1.8 billion	$1.6 billion	$2.0 billion
Ashland: Four Strong Businesses
1  For 12 months ended June 30, 2012. Ashland Specialty Ingredients’ and Ashland Performance Materials’ sales are pro forma for ISP contribution.

Corporate Profile1
Specialty
Ingredients
34%
Water
Technologies
22%
Performance
Materials
20%
Consumer
Markets
24%
Sales - $8.3 Billion
Specialty
Ingredients
57%
Water
Technologies
13%
Performance
Materials 12%
Consumer
Markets
18%
EBITDA - $1.3 Billion
Specialty Ingredients now contributes over half of EBITDA
1  Pro forma for trailing twelve months through June 30, 2012, includes ISP. EBITDA has been adjusted for key items.

Our History
2008: Acquired Hercules
2006: Divested Ashland
Paving and Construction
2011: Acquired
International Specialty
Products (ISP)
2011: Divested
Ashland Distribution
2005: Sold stake in
Marathon Oil joint venture

Ashland’s EBITDA Transformation
Pre-Transformation:
2004
Pro Forma:
TTM1
Divested
Segments
69%
Ashland
Specialty
Chemicals
15%
Specialty Chemical
Commercial Units
82%
Ashland
Consumer
Markets
18%
Creating a world-class specialty chemical company
Ashland
Consumer
Markets
16%
1  Trailing twelve months as of June 30, 2012, includes ISP’s results for the full year.

Ashland’s Geographic Sales Transformation
North
America
53%
Asia Pacific
13%
Latin
America/
Other - 7%
Europe
27%
Pre-Transformation:
2004
North
America
88%
Asia Pacific - 2%
Latin America/
Other - 1%
Europe
9%
Nearly half of sales outside North America
Pro Forma:
TTM1
1  Trailing twelve months as of June 30, 2012, includes ISP’s results for the full year.

Strategic Decisions Have Dramatically
Expanded EBITDA Margins1
Divested Distribution
March 2011
Acquired Hercules
November 2008
Acquired ISP
August 2011
1 2006 through 2011 EBITDA margin as reported in the fiscal year noted and not adjusted for future transactions.
   EBITDA presented herein has been adjusted for certain key items.
2 TTM represents trailing twelve months as of June 30, 2012.
2

Baseline Historical Performance1
Good growth and performance
($ in millions)
1  See Ashland’s November 15th analyst day presentation for reconciliation to amounts reported under GAAP for periods
 2007 through 2011. See Appendix for TTM reconciliation.

Ashland’s Transformation - Looking Forward
2009 through 2011
Optimizing business mix
2012 through 2014
Focused business expansion
• Divestitures
 – Ashland Distribution
 – Pinova
 – Drew Marine
• Acquisitions
 – Hercules
 – ISP
• Casting Solutions JV
• Strong organic volume growth
• Expansion of sales and
 earnings
 – Sales CAGR ~ 7%
 – EBITDA CAGR ~ 14%
• Focus on cash flow generation
 and leverage ratio reduction
Strategic shift from portfolio transformation and business alignment to focused growth and earnings expansion
 • EPS growth to $9.50 to $10.50
    per share

2014 EBITDA Goal of $1.7 Billion
	2014 EBITDA Expectations
	TTM 6/30/20121	Major Drivers	2014
Ashland Specialty Ingredients	$725
Ashland Water Technologies	$166
Ashland Performance Materials	$160
Ashland Consumer Markets	$229
 • Margin recovery
 • Expand share in North American markets
 • International growth
 • Base business growth, economic recovery
 • Targeted growth in higher margin markets
 • Maintain momentum in emerging regions
 • Continued growth in Paper markets
 • Targeted expansion in Industrial markets
 • Upgraded product mix and margin recovery
 • Strong organic volume growth
 • New product innovation
 • Productivity gains and synergies
($ in millions)
1  Trailing twelve months as of June 30, 2012, includes ISP’s results for the full year.

Ashland Specialty Ingredients
A global leader in water-soluble and film-forming polymers

1 See Appendix for reconciliation to amounts reported under GAAP.
Pro Forma for 12 Months Ended June 30, 2012
Sales: $2.8 billion
Adjusted EBITDA: $725 million1
Adjusted EBITDA Margin: 25.7%1
Sales
by Product
Cellulosics
32%
PVP
15%
Solvents/
Intermediates
19%
Pharma/
Nutrition
18%
Personal
Care
21%
Specialty
Performance
26%
North America
34%
Asia
Pacific
18%
Europe
39%
Coatings
14%
Industrial
21%
Guar - 10%
Other
10%
Sales
by Geography
Sales
by Market

Ashland Water Technologies: Providing specialty
chemicals and services to water-intensive industries
Sales
by Geography
For 12 Months Ended June 30, 2012
Sales: $1.8 billion
Adjusted EBITDA: $166 million1
Adjusted EBITDA Margin: 9.2%1
Sales
by Product
Process
27%
Utility
29%
Functional
44%
Municipal - 9%
Paper
58%
Industrial2
33%
Sales
by Market
North America
45%
Europe
34%
Latin America/
Other - 9%
1  See Appendix for reconciliation to amounts reported under GAAP.
2  Includes Pulp markets.

Water Technologies Update
• Business has stabilized, but has underperformed
 versus our expectations
• Results should improve and we believe new
 management will aid in these efforts
• John Panichella, President of Specialty Ingredients,
 will be involved for foreseeable future
 - Will lead Water Technologies during transition
 - Will assist with leadership search
• Leadership search has begun

Ashland Performance Materials
Global leader in composite resins, specialty adhesives and elastomers
Sales
by Geography2
Pro Forma for 12 Months Ended June 30, 2012
Sales: $1.6 billion
Adjusted EBITDA1: $160 million
Adjusted EBITDA Margin1: 9.8%
Sales
by Product2
Composites
52%
Adhesives
22%
Elastomers
26%
Construction:
Residential
14%
Marine
9%
Pkg. &
Converting
15%
Construction:
Industrial
27%
Sales
by Market2
North America
70%
Asia Pacific - 8%
Europe
18%
Latin
America/
Other
4%
Transportation
29%
1  See Appendix for reconciliation to amounts reported under GAAP.
2  Excludes sales from Casting Solutions.

Ashland Consumer Markets: A leading worldwide
marketer of premium-branded automotive lubricants and chemicals
International Sales
by Region2
For 12 Months Ended June 30, 2012
Sales: $2.0 billion
EBITDA: $229 million1
EBITDA Margin: 11.3%1
Sales
by Product
Lubricants
85%
Chemicals - 7%
Do-It-
Yourself
32%
DIFM:
Valvoline
Instant Oil
Change
15%
DIFM: Installer
Channel
21%
Valvoline
International
32%
Sales
by Market
Asia Pacific
ex Australia
32%
Europe
28%
Latin America/
Other - 15%
Antifreeze
 6%
Filters
2%
Australia
25%
1  See Appendix for reconciliation to amounts reported under GAAP.
2  Includes nonconsolidated joint ventures.

Cost-Reduction Program
• Targeting $90 million of annualized savings
 - $40 million of stranded and corporate costs
 - $50 million of ISP acquisition synergies
• Achieved approximately $75 million of run-rate savings
 at end of June quarter
 - All stranded costs now removed
 - $35 million of ISP synergies achieved
• Remaining $15 million of acquisition synergies
 by end of fiscal 2013

Adjusted Pro Forma 3Q Results Summary1
1 Ashland's earnings releases dated July 26 and April 24, 2012, available on Ashland's website at
  http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.
• Prior year includes ISP on a full-quarter, pro forma basis
• Adjusting for currency and divestitures, sales grew 4 percent over the prior-year quarter

Tender Offer and Debt Refinancing
• Announced tender offer for 9.125% senior notes
 - $650 million of par value
 - Offer price of $1,113.75 for each $1,000 principal
• $572 million principal amount tendered
 - Settled August 7th
• Approximately $660 million of cash required
 - Includes cost of refinancing, accrued interest and various fees
• Sources of financing
 - $500 million in new bond refinancing
 • 4.75% interest rate
 • Ten year non-callable notes due in 2022
 - Remainder from cash on hand

Interest Expense Savings
• Tender offer and refinancing saves roughly $30
 million of annual interest expense
• Accounts receivable securitization program has also
 been completed
 - Interest rate arbitrage versus Term Loan B
 - Saves approximately $10 million of annual interest
 expense
• Reduces fiscal 2013 book interest expense to
 approximately $180 million

Investment Thesis
• Transformation now complete
• Margin profile now reflective of
 specialty chemical business
• Consistent, predictable earnings
 and cash-flow generation
• Positioned for significant growth
 and earnings expansion
 - 2014 EBITDA of $1.7 billion
 - 2014 EPS of $9.50 to $10.50
 per share
EBITDA growth of $500 million
$1.2B
$1.7B
EPS growth of ~$6/share
$3.90
$9.50
to
$10.50

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Non-GAAP Data
for 12 Months Ended June 30, 2012
($ millions, except percentages)
1 Calculation of adjusted EBITDA for each quarter has been reconciled within each quarterly earnings release filed with the
 SEC and posted on Ashland's website. Total Adjusted EBITDA may not sum to actual results due to quarterly rounding conventions.

™ Trademark, Ashland or its subsidiaries, registered in various countries